UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2025
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Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement
On April 30, 2025, Tri Pointe Homes, Inc. (the “Company”) entered into a Fifth Modification Agreement (the “Modification”) to its Second Amended and Restated Credit Agreement, dated as of March 29, 2019 (as modified, supplemented or amended, the “Credit Agreement”), among the Company, U.S. Bank National Association, as administrative agent, and the lenders party thereto. The Modification, among other things, amends the Credit Agreement to (i) increase the maximum amount of the revolving credit facility (the “Revolving Facility”) under the Credit Agreement from $750.0 million to $850.0 million, with the ability to increase the aggregate amount of the Revolving Facility up to $1.2 billion under certain circumstances, (ii) extend the maturity date of the Revolving Facility to April 30, 2030, (iii) permit three one-year extension requests for the maturity date of the Revolving Facility under certain circumstances, and (iv) modify certain financial covenants to, among other things, exclude the impact of lot sales under land banking arrangements.
The foregoing description of the Modification is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits

(d)Exhibits
10.1          Fifth Modification Agreement, dated as of April 30, 2025, among Tri Pointe Homes, Inc., U.S. Bank National Association, and the lenders party thereto
104           Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

May 1, 2025	By:	/s/ Glenn J. Keeler
Glenn J. Keeler, Chief Financial Officer

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